                                                                   EXHIBIT 10.16


                           WARRANT PURCHASE AGREEMENT

            THIS WARRANT PURCHASE AGREEMENT (this "Agreement") dated as of May 29, 1998, by and between StorMedia Incorporated, a Delaware corporation (the "Company"), and CIBC [Asia] Ltd., Banque Nationale de Paris, Singapore Branch, Union Bank of California N.A., Sanwa Bank California and Fleet National Bank (each a "Purchaser" and collectively the "Purchasers").

                              W I T N E S S E T H:

            WHEREAS, pursuant to that certain Credit Agreement dated as of August 23, 1996, as amended, among StorMedia International, Ltd. ("International"), Strates Pte. Ltd. ("Strates"), the Company, the Purchasers, Canadian Imperial Bank of Commerce, New York Agency as Agent for the Purchasers (the "Agent") and Banque Nationale de Paris as Co-Agent (the "Co-Agent"), the Purchasers made certain loans (the "Loans") to International and Strates, each of which is a subsidiary of the Company;

            WHEREAS, repayment of the Loans heretofore has been guaranteed by the Company and by StorMedia Foreign Sales Corporation, another subsidiary of the Company;

            WHEREAS, pursuant to that certain Amended and Restated Credit Agreement of even date herewith, among International, Strates, the Company, the Purchasers, the Agent and the Co-Agent (the "Amended and Restated Credit Agreement"), the Purchasers are extending the maturity and otherwise amending the terms, of the Loans and Akashic Memories Corporation, another subsidiary of the Company, also is guarantying the repayment of the Loans;

            WHEREAS, in order to induce the Purchasers to enter into the Amended and Restated Credit Agreement, the Company has agreed to issue and sell to the Purchasers warrants initially exercisable for an aggregate of 2,000,000 shares of the Class A Common Stock, par value $0.013 per share, of the Company (the "Class A Common Stock");

            NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties mutually agree as follows:

SECTION 1.  DEFINITIONS

            The terms hereinafter set forth when used herein shall have the following meanings, and any terms not otherwise defined herein that are defined in the Amended and Restated Credit Agreement shall have the respective meanings specified in the Amended and Restated Credit Agreement:

            "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute.

            "Common Stock" shall mean the Class A Common Stock and the Class B Common Stock, par value $0.013 per share, of the Company ("Class B Common Stock").

            "Commission" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

            "Contractual Obligation" shall mean, with respect to any person, any provision of any mortgage or security issued by such person or of any lease, franchise, agreement, guaranty, instrument or undertaking to which such person is a party or by which such person or any of its properties is bound.

            "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity, body or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Requirement of Law" shall mean any applicable law, statute, treaty, rule, regulation, arbitration award, judgment, decree, order or other determination of any Governmental Authority.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

            "Warrant" shall have the meaning assigned in Section 2.01 hereof.

SECTION 2.  ISSUE AND SALE OF WARRANTS

            2.01 Issue of Warrants. Concurrently with the execution and delivery hereof, the Company is issuing and selling to the Purchasers, and the Purchasers are purchasing from the Company, five warrants (each a "Warrant"), one issuable to each Purchaser, initially exercisable for the purchase of an aggregate of 2,000,000 shares of Class A Common Stock.

            2.02 Consideration; Nature of Warrants. The parties hereto acknowledge that the Warrants are being issued in consideration of services rendered to the Company in connection with the transactions contemplated by the Amended and Restated Credit Agreement and will be treated by all parties for federal and state income tax purposes as options without a readily ascertainable fair market value.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

            Each Purchaser hereby represents and warrants to the Company, severally and not jointly with any other Purchaser or Purchasers, as follows:

            3.01 Authority. Such Purchaser has full legal right, power and authority to enter into and perform this Agreement, and the execution and delivery of this Agreement by such Purchaser and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of such Purchaser. This Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with the terms hereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity.

            3.02 Investment Intention. Each Purchaser is acquiring the Warrant issued to the that Purchaser for investment and not with a view to the distribution thereof. Each Purchaser acknowledges that the Warrants and the Class A Common Stock issuable on exercise thereof have not been and will not be registered under the Securities Act or under any state securities laws and are being offered and sold in reliance upon exemptions, for transactions not involving any public offering. Each Purchaser acknowledges that it has had an opportunity to ask questions of and receive answers from officers of the Company regarding the Warrants, the Company and its business prospects and financial condition.

            3.03 Brokers and Finders. No brokerage or finder's commissions or fees are payable in connection with the transactions contemplated by this Agreement on account of any action taken by such Purchaser or its representatives, and such Purchaser will indemnify the Company against and hold the Company harmless from any liability, loss or expense (including, without limitation, reasonable attorneys' fees) arising in connection with any claim for any such commissions or fees.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company hereby represents and warrants to each Purchaser as follows:

            4.01 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power to own its properties and assets and to conduct its business as now conducted, and is duly qualified as a foreign corporation and is in good standing in all other jurisdictions in which such qualification is required.

            4.02 Capitalization. (a) As of May 27, 1998, the Company's authorized capital stock consists of: (i) 50,000,000 shares of Class A Common Stock, of which 16,317,932 shares were issued and outstanding, (ii) 5,000,000 shares of Class B Common Stock, of which 4,362,000 shares were issued and outstanding (all of which have been tendered for conversion into Class A Common Stock effective as of the date of this Agreement), and (iii) 1,000,000 shares of preferred stock, par value $0.01 per share, of which 500,000 shares are being designated Series A Preferred Stock, none of which shares were issued and outstanding. All of the outstanding shares of capital stock of the Company (x) have been duly authorized and validly issued, are fully paid and nonassessable, and free of preemptive rights, and (y) have been offered and issued without violation of the Securities Act or any applicable state securities or blue sky law or any preemptive rights of any person. Schedule A hereto accurately sets forth, as of the date hereof, the number of issued and outstanding shares of Common Stock held by each person known by the Company to own beneficially or of record five percent (5%) of more of the outstanding shares of any class of the Company's capital stock.

            (b) Except as disclosed on Schedule B hereto: (i) there are no issued or outstanding securities that are convertible into or exchangeable for shares of the Company's capital stock ("Convertible Securities"); (ii) there are no issued or outstanding subscriptions, options, warrants or other rights to purchase or acquire any shares of the capital stock of the Company or any Convertible Securities ("Option Rights") other than the Warrants; (iii) the Company is not a party to any agreement or understanding pursuant to which the Company is obligated to purchase, redeem or otherwise reacquire or cancel any shares of the Company's capital stock or any Convertible Securities or Option Rights, and the Company is not otherwise under any obligation to repurchase, redeem or otherwise acquire any shares of the Company's capital stock or any Convertible Securities or Option Rights; (iv) the Company is not a party to any agreement or understanding pursuant to which the Company is obligated to register any shares of its capital stock or other securities under the Securities Act or any state securities laws; and (v) to the best knowledge of the Company, no securities holder of the Company is a party to any voting agreement, voting trust, irrevocable proxy or other agreement affecting the voting rights of any shares of the Company's capital stock or any agreement providing for any call or put option, right of first refusal or offer or other right to acquire or dispose of any shares of the Company's capital stock or any Convertible Securities or Option Rights. Other than the shares of Class A Common Stock reserved for issuance upon exercise of the Warrants, except as disclosed on Schedule B hereto no shares of Common Stock are issuable upon the exercise of any outstanding Convertible Securities or Option Rights and no additional shares of Common Stock will become issuable upon exercise of such Convertible Securities or Option Rights on account of the issuance of the Warrants.

            4.03 Valid Issuance of Warrants. (a) The Warrants have been duly executed and delivered by the Company, have been duly authorized and validly issued free and clear of all liens, encumbrances, equities and claims created by the Company, are fully paid and non-assessable, and constitute the legal, valid and binding obligations the Company, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity.

            (b) The shares of Class A Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance and, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances, equities and claims created by the Company and without violation of any preemptive rights.

            4.04 Authority. The Company has full legal right, power and authority (i) to enter into and perform this Agreement and (ii) to issue the Warrants and to perform all of the Company's obligations relating thereto. The execution and delivery of this Agreement, the issuance of the Warrants by the Company and the consummation of the transactions contemplated hereby and thereby have all been duly authorized by the Board of Directors of the

Company and, where required, the shareholders of the Company. No consent, waiver or authorization of, or filing with any other Person (including without limitation, any Governmental Authority) is required in connection with any of the foregoing or with the validity or enforceability against the Company of this Agreement or the Warrants. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity.

            4.05 No Conflict. The execution, delivery and performance of this Agreement and the Warrants and the consummation of the transactions contemplated hereby and thereby do not and will not, with or without the passage of time or the giving of notice or both, (i) conflict with or violate any provision of the Company's certificate of incorporation or by-laws, (ii) conflict with or violate any Requirement of Law or Contractual Obligation applicable to the Company or any of its subsidiaries, (iii) result in, or require, the creation or imposition of any Lien on any of the properties or revenues of the Company or any of its subsidiaries pursuant to any Requirement of Law or Contractual Obligation or
(iv) require any action by or in respect of, or filing with, any Governmental Authority other than filings under applicable securities laws and listing of the Class A Common Stock with the Nasdaq National Market.

            4.06 Litigation. No action, suit, claim, litigation, investigation or proceeding (formal or informal) of or before any arbitrator or Governmental Authority is pending or (to the best of the Company's knowledge) threatened by or against the Company or any of its subsidiaries against any of their respective properties or revenues with respect to this Agreement or the Warrants or any of the transactions contemplated hereby or thereby.

            4.07 Compliance With Laws. The Company and its subsidiaries are in compliance, in all material respects, with all laws, ordinances, governmental rules and regulations to which the Company or any such subsidiary is subject, where the failure to so comply would have an adverse effect on the enforceability against the Company of this Agreement or the Warrants or the ability of the Company to perform its obligations hereunder and thereunder.

            4.08 Brokers and Finders. Except as disclosed in the Amended and Restated Credit Agreement and the schedules thereto, no brokerage or finder's commissions or fees are payable in connection with the transactions contemplated by this Agreement on account of any action taken by the Company, its subsidiaries or other affiliates or their respective representatives, and the Company will indemnify each Purchaser against and hold each Purchaser harmless from any liability, loss or expense (including, without limitation, reasonable attorneys' fees) arising in connection with any claim for any such commissions or fees.

            4.09 Securities Law Compliance. The offer and sale of the Warrants hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act, and the rules and regulations thereunder, and all applicable state securities laws. The Company has not offered the Warrants to anyone other than the Purchasers.

            4.10 Transfer Taxes. Except as have been paid by the Company or any of its subsidiaries prior to the date hereof, no fees, taxes, charges or other amounts imposed by any federal, state or local taxing or other Governmental Authority are or will become payable by the Company or any Subsidiary or any Purchaser as a consequence of the consummation of any of the transactions contemplated hereby (including, without limitation, transfer taxes and filing fees).

            4.11 Full Disclosure. This Agreement, together with the Amended and Restated Credit Agreement and the exhibits, schedules, attachments, documents, certificates and other written items and materials prepared and supplied to the Purchasers by or on behalf of the Company with respect to the transactions contemplated hereby and thereby, taken as a whole, do not and will not, as the case may be, as of the dates made contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein not misleading in the context made. There is no fact known to the Company or any of its subsidiaries that the Company has not disclosed to the Purchasers in writing and that is reasonably likely to have a material adverse effect on the business, operations, property, prospects or condition (financial or otherwise) of the Company or any subsidiary or would have an adverse effect on the enforceability against the Company of this Agreement or the Warrants or the ability of the Company to perform its obligations hereunder or thereunder.

SECTION 5.  MISCELLANEOUS

            5.01 Expenses. The Company agrees to pay, and save each Purchaser harmless against liability for the payment of, all reasonable expenses arising in connection with the transactions contemplated by this Agreement or by the Warrants, including, without limitation, any stamp or similar taxes (including interest and penalties, if any) that may be determined to be payable in respect of the execution, delivery, issue and sale of the Warrants, the reasonable fees and out-of-pocket expenses of counsel to the Purchasers or any of them in connection with the preparation of this Agreement and the issuance of the Warrants, including any and all amendments or other modifications, waivers or consents to or with respect to such agreements, the expense of preparing and issuing the Warrants, the cost of delivering the Warrants to such place as the Purchasers shall determine, insured to their satisfaction, and the costs and expenses incurred in the preparation of all certificates and letters on behalf of the Company and of the performance by the Company of and compliance with all agreements and conditions contained herein to be performed or complied with.

            5.02  Notices.

            (a) All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid,

            (1) if to the Purchasers, to their respective addresses set forth in the Credit Agreement or at such other address as such Purchaser may have furnished the Company in writing, or

            (2) if to the Company, to its address as set forth in the Amended and Restated Credit Agreement or at such other address as the Company may have furnished to each of the Purchasers in writing.

            (b) Any notice so addressed and mailed by registered or certified mail shall be deemed to have been given when mailed.

            5.03 Survival. All warranties, representations and covenants made herein or in any certificate or other instrument delivered by the parties hereto or on their behalf under this Agreement shall be considered to have been relied upon and shall survive the delivery of the Warrants and payment therefor, regardless of any investigation made by any such party or on their behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by such party hereunder.

            5.04 Amendment. This Agreement may be amended or otherwise modified only by a written instrument signed by the Majority Warrant Holders (as defined in the Warrants) and the Company.

            5.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Any transfer of a Warrant in whole or in part shall be deemed to constitute an automatic assignment of the rights of the transferor hereunder (or, in the event of a partial transfer of a Warrant, an automatic assignment of a pro rata portion of such rights) to the transferee.

            5.06 Severability. Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part or parts that may, for any reason, be hereafter declared invalid.

            5.07 Captions. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

            5.08 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

            5.09 Waiver of Jury Trial. The Company and the Purchasers each hereby expressly acknowledges that any dispute arising out of, connected with, or incidental to the relationships established between the Company, on the one hand, and any one or more Purchasers, on the other, in connection with, this Agreement, will be a highly complex commercial matter inappropriate for resolution by a jury. The Company, on the one hand, and each of the Purchasers, on the other, each hereby waives any right to have a jury participate in resolving any such dispute, whether sounding in contract, tort or otherwise. Instead, any and all disputes resolved in court will be resolved in a bench trial without a jury.

            5.10 Entire Agreement. This Agreement, together with the Amended and Restated Credit Agreement, the Warrants and the other Loan Documents (as such term is defined in the Amended and Restated Credit Agreement), is intended by the parties as a final expression of, and a complete and exclusive statement, of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There is no restriction, promise, warranty or undertaking by any party or between any of the parties hereto with respect to such subject matter other than those set forth or referred to herein and therein. This Agreement, together with the other Loan Documents, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            5.11 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or any Warrant, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

            5.12 Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        STORMEDIA INCORPORATED

                                        By:      /s/
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        CIBC [Asia] LTD.

                                        By:     /s/
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        BANQUE NATIONALE DE PARIS,
                                        Singapore Branch,

                                        By:     /s/
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        By:     /s/
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        FLEET NATIONAL BANK

                                        By:     /s/
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        SANWA BANK CALIFORNIA

                                        By:     /s/
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:     /s/
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.  DEFINITIONS..................................................... 1

SECTION 2.  ISSUE AND SALE OF WARRANTS...................................... 2
            2.01   Sale of Warrants......................................... 2
            2.02   Allocated Purchase Price................................. 2

SECTION 3.  REPRESENTATIONS AND WARRANTIES
            OF THE PURCHASERS............................................... 2
            3.01  Authority................................................. 3
            3.02  Investment................................................ 3
            3.03  Brokers and Finders....................................... 3

SECTION 4.  REPRESENTATIONS AND WARRANTIES
            OF THE COMPANY.................................................. 3
            4.01  Organization.............................................. 3
            4.02  Capitalization............................................ 3
            4.03  Valid Issuance of Warrants................................ 4
            4.04  Authority................................................. 4
            4.05  No Conflict............................................... 5
            4.06  Litigation................................................ 5
            4.07  Compliance With Laws...................................... 5
            4.08  Brokers and Finders....................................... 5
            4.09  Securities Law Compliance................................. 5
            4.10  Transfer Taxes............................................ 5
            4.11  Full Disclosure........................................... 6

SECTION 5.  MISCELLANEOUS................................................... 6
            5.01  Expenses.................................................. 6
            5.02  Notices................................................... 6
            5.03  Survival.................................................. 7
            5.04  Amendment................................................. 7
            5.05  Successors and Assigns.................................... 7
            5.06  Severability.............................................. 7
            5.07  Captions.................................................. 7
            5.08  Governing Law............................................. 7
            5.09  Waiver of Jury Trial...................................... 7

            5.10  Entire Agreement.......................................... 7
            5.11  Attorneys' Fee............................................ 8
            5.12  Counterparts.............................................. 8

Schedule A  --  Schedule of 5% Holders of Capital Stock
Schedule B  --  Schedule of Outstanding Convertible
                Securities and Option Rights and Shares Issuable

================================================================================

                           WARRANT PURCHASE AGREEMENT

                            dated as of May 29, 1998,

                                 by and between

                             StorMedia Incorporated
                                       and
                                CIBC [Asia] Ltd.,
                  Banque Nationale de Paris, Singapore Branch,
                         Union Bank of California N.A.,
                              Sanwa Bank California
                                       and
                               Fleet National Bank

================================================================================